Exhibit 32.1

SECTION 1350 CERTIFICATION (CEO and CFO) 1350

FUSE GROUP HOLDING INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fuse Group Holding Inc. (the “Company”) on Form 10-K for the year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Umesh Patel, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 26, 2024	/s/ Umesh Patel
Umesh Patel
Chief Executive Officer and Chief Financial Officer